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                                                                   Exhibit 10.12



                                October 16, 2000


          Health Care Property Investors, Inc. (the "Corporation") considers it essential to the best interests of its shareholders to foster the continuous employment of key management personnel. In connection with this, the Corporation's Board of Directors (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Corporation may exist and that the uncertainty and questions that it may raise among management could result in the departure or distraction of management personnel to the detriment of the Corporation and its shareholders.

          The Board has decided to reinforce and encourage the continued attention and dedication of members of the Corporation's management, including yourself, to their assigned duties without the distraction arising from the possibility of a change in control of the Corporation.

          In order to induce you to remain in its employ, the Corporation hereby agrees that after this letter agreement (this "Agreement") has been fully executed, you shall receive the severance benefits set forth in Section 5 of this Agreement in the event your employment with the Corporation is terminated under the circumstances described in Section 4 of this Agreement subsequent to a Change in Control (as defined in Section 2). Upon the full execution of this Agreement, any prior severance agreement between you and the Corporation shall terminate and be of no further effect.
          ----------------------------

          1. Term of Agreement. This Agreement shall commence on the date
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hereof and shall continue in effect through December 31, 2003; provided, however, that commencing on January 1, 2001 and on each January 1 thereafter, the term of this Agreement shall automatically be extended for one additional year unless, not later than September 30 of the preceding year, the Corporation shall have given notice that it does not wish to extend this Agreement; provided, further, that if a Change in Control (as defined in Section 2), occurs during the original or any extended term of this Agreement, the term of this Agreement shall continue in effect for a period of not less than thirty-six (36) months beyond the month in which such Change in Control occurred.

          2. Change in Control.
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          No benefits shall be payable under Section 4 of this Agreement unless there has been a Change in Control. For purposes of this Agreement, a Change in Control shall be deemed to occur if:

          (a) any Person (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) is or becomes the Beneficial Owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities ("Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (a), the following shall not constitute a Change in
Control: (i) any acquisition by the Corporation or any corporation controlled by the Corporation, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (iii) any acquisition by a Person of 25% of the Outstanding Corporation Voting Securities as a result of an acquisition of common stock of the Corporation by the Corporation which, by reducing the number of shares of common stock of the Corporation outstanding, increases the proportionate number of shares beneficially owned by such Person to 25% or more of the Outstanding Corporation Voting Securities; provided, however, that if a Person shall become the beneficial owner of 25% or more of the Outstanding Corporation Voting Securities by reason of a share acquisition by the Corporation as described above and shall, after such share acquisition by the Corporation, become the beneficial owner of any additional shares of common stock of the Corporation, then such acquisition shall constitute a Change in Control.

          (b) during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with Corporation to effect a transaction described in Sections 2(a), (c) or (d)) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds (K) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (hereinafter referred to as "Continuing Directors"), cease for any reason to constitute at least a majority thereof;

          (c) the consummation by the Corporation of a merger or consolidation of Corporation with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66-K% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no Person

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acquires more than 25% of the combined voting power of the Corporation's then outstanding securities shall not constitute a Change in Control; or

          (d) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

          3.   Accelerated Vesting Upon a Change in Control.
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          (a)  Restricted Stock.  Notwithstanding any provisions of the
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Corporation's stock option plans, incentive plans, or other similar plans, the restricted period with respect to any restricted stock granted to you thereunder shall lapse and such shares shall be distributed to you immediately prior to the Change in Control, unless it would adversely affect the Corporation's ability to use pooling of interest accounting in a Change in Control transaction in which such accounting is intended to be used.

          (b)  Stock Options.  All outstanding options ("Options"), if any,
               --------------
granted to you under any of the Corporation's stock option plans, incentive plans, or other similar plans (or options substituted therefor covering the stock of a successor corporation) shall become fully vested and exercisable immediately prior to the Change in Control as to all shares of stock covered thereby, unless it would adversely affect the Corporation's ability to use pooling of interest accounting in a Change in Control transaction in which such accounting is intended to be used.

          4.   Termination Following Change in Control.
               ---------------------------------------

          (a)  General.  During the term of this Agreement, if any of the events
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described in Section 2 constituting a Change in Control shall have occurred, you shall be entitled to the benefits provided in Section 5(c) upon the subsequent termination of your employment, provided that such termination occurs during the term of this Agreement and within the two (2) year period immediately following the date of such Change in Control, unless such termination is (i) because of your death, Disability (as defined in Section 4(b)) or pursuant to late, normal or early retirement under a pension plan (which may include a defined benefit plan or a defined contribution plan) sponsored by the Corporation, but only if such retirement occurs prior to a termination by the Corporation without Cause or by you for Good Reason (as defined in Section 4(d)), (ii) by the Corporation for Cause (as defined in Section 4(c)), or (iii) by you other than for Good Reason. In the event that you are entitled to such benefits, such benefits shall be paid notwithstanding the subsequent expiration of the term of this Agreement.

          (b)  Disability.  If, as a result of your incapacity due to physical
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or mental illness, you shall have been absent from the full-time performance of your duties with the Corporation for six (6) consecutive months, and within thirty (30) days after written notice of

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termination is given you shall not have returned to the full-time performance of your duties, your employment may be terminated for "Disability."

          (c)  Cause.  Termination by the Corporation of your employment for
               -----
"Cause" shall mean termination (i) upon your willful and continued failure to substantially perform your duties with the Corporation (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure after your issuance of a Notice of Termination (as defined in Section 4(f)) for Good Reason, after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties, (ii) upon your willful and continued failure to substantially follow and comply with the specific and lawful directives of the Board, as reasonably determined by the Board (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure after your issuance of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties, (iii) upon your willful commission of an act of fraud or dishonesty resulting in material economic or financial injury to the Corporation, or (iv) upon your willful engagement in illegal conduct or gross misconduct, in each case which is materially and demonstrably injurious to the Corporation. For purposes of this Section 4(c), no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you not in good faith. Notwithstanding the foregoing, you shall not be deemed terminated for Cause pursuant to Sections 4(c)(i), (ii) or (iv) hereof unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board (after reasonable notice to you, an opportunity for you, together with your counsel, to be heard before the Board and a reasonable opportunity to cure), finding that in the Board's good faith opinion you were guilty of conduct set forth above in this Section 4(c) and specifying the particulars thereof in reasonable detail.

          (d)  Good Reason.  You shall be entitled to terminate your
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employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without your express written consent, the occurrence after a Change in Control of any of the following circumstances unless, in the case of Sections 4(d)(i), (v), (vi), or (vii), such circumstances are fully corrected (provided such circumstances are capable of correction) prior to the Date of Termination (as defined in Section 4(g)) specified in the Notice of Termination given in respect thereof:

               (i) the assignment to you of any duties inconsistent with the position in the Corporation that you held immediately prior to the Change in Control, a significant adverse alteration in the nature or status of your responsibilities or the conditions of your employment from those in effect immediately prior to such Change in Control, or any other action by the Corporation that results in a material diminution in your position, authority, duties or responsibilities;

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               (ii)    the Corporation's reduction of your annual base salary as
     in effect on the date hereof or as the same may be increased from time to time;

               (iii) the relocation of the Corporation's offices at which you are principally employed immediately prior to the date of the Change in Control (your "Principal Location") to a location more than thirty (30) miles from such location, or the Corporation's requiring you, without your written consent, to be based anywhere other than your Principal Location, except for required travel on the Corporation's business to an extent substantially consistent with your present business travel obligations;

               (iv) the Corporation's failure to pay to you any portion of your current compensation or to pay to you any portion of an installment of deferred compensation under any deferred compensation program of the Corporation within seven (7) days of the date such compensation is due;

               (v) the Corporation's failure to continue in effect any material compensation or benefit plan in which you participate immediately prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the Corporation's failure to continue your participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed at the time of the Change in Control;

               (vi) the Corporation's failure to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 6 hereof; or

               (vii) any purported termination of your employment that is not effected pursuant to a Notice of Termination satisfying the requirements of
     Section 4(f) hereof (and, if applicable, the requirements of Section 4(c) hereof), which purported termination shall not be effective for purposes of this Agreement.

Your right to terminate your employment pursuant to this Section 4(d) shall not be affected by your incapacity due to physical or mental illness. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder. Any good faith determination by you that Good Reason exists shall be presumed correct and shall be binding upon the Corporation.

          (e)  Voluntary Termination.  You shall be entitled to voluntarily
               ---------------------
terminate your employment for any reason or no reason at any time after a Change in Control.

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          (f)  Notice of Termination. Any purported termination of your
               ---------------------
employment by the Corporation or by you (other than termination due to death which shall terminate your employment automatically) shall be communicated by written Notice of Termination to the other party hereto in accordance with
Section 7. "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

          (g)  Date of Termination, Etc.  "Date of Termination" shall mean (a)
               -------------------------
if your employment is terminated due to your death, the date of your death; (b) if your employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such thirty (30)-day period), and (c) if your employment is terminated pursuant to Section 4(c), Section 4(d) or Section 4(e) or for any other reason (other than death or Disability), the date specified in the Notice of Termination (which, in the case of a termination for Cause shall not be less than thirty (30) days from the date such Notice of Termination is given, and in the case of a termination for Good Reason shall not be less than fifteen (15) nor more than sixty (60) days from the date such Notice of Termination is given). Notwithstanding anything to the contrary contained in this Section 4(g), if within fifteen (15) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, or otherwise; provided, however, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence.

          5.   Compensation Upon Termination or During Disability Following
               ------------------------------------------------------------
               A Change in Control.
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          Following a Change in Control during the term of this Agreement, you shall be entitled to the benefits described below during a period of disability, or upon termination of your employment, as the case may be, provided that such period or termination occurs during the term of this Agreement and within the two (2) year period immediately following the date of such Change in Control. The benefits to which you are entitled, subject to the terms and conditions of this Agreement, are:

          (a) During any period during which you fail to perform your full-time duties with the Corporation as a result of incapacity due to physical or mental illness, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with all compensation payable to you under the Corporation's disability plan or program or other similar plan during such period, until this Agreement is terminated pursuant to Section 4(b) hereof. Thereafter, or in the event your employment is terminated by reason of your death, your

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benefits shall be determined under the Corporation's retirement, insurance and other compensation programs then in effect in accordance with the terms of such programs.

          (b) If your employment shall be terminated by the Corporation for Cause or by you other than for Good Reason , the Corporation shall pay you (i) your full base salary, when due, through the Date of Termination at the rate in effect at the time Notice of Termination is given, (ii) the unpaid portion, if any, of any annual bonus, plus an amount equal to your annual bonus, pro rated from January 1 of the termination year through the Date of Termination, and
(iii) all other amounts to which you are entitled under any compensation plan of the Corporation at the time such payments are due, and the Corporation shall have no further obligations to you under this Agreement.

          (c) If your employment by the Corporation shall be terminated by you for Good Reason or by the Corporation other than for Cause or Disability, then you shall be entitled to the benefits provided below:

                    (i) the Corporation shall pay to you (1) your full base salary, when due, through the Date of Termination at the rate in effect at the time Notice of Termination is given, at the time specified in Section 5(d), (2) the unpaid portion, if any, of any annual bonus, plus an amount equal to your annual bonus, pro rated from January 1 of the termination year through the Date of Termination, and (2) all other amounts to which you are entitled under any compensation plan of the Corporation at the time such payments are due;

                    (ii) in lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Corporation shall pay as severance pay to you, at the time specified in Section 5(d), a lump sum severance payment equal to the sum of three (3) times your annual base salary as in effect as of the Date of Termination or immediately prior to the Change in Control, whichever is greater, and three (3) times your targeted annual bonus as in effect as of the Date of Termination or the highest annual bonus received by you in the three (3) years immediately prior to the Change in Control, whichever is greater;

                    (iii) for a period of three (3) years, the Corporation shall continue to provide you and your eligible family members, based on the cost sharing arrangement between you and the Corporation on the date of the Change in Control, with medical and dental health benefits at least equal to those which would have been provided to you and them if your employment had not been terminated or, if more favorable to you, as in effect generally at any time thereafter, provided, however, that if you become re-employed with another employer and are eligible to receive medical and dental health benefits under another employer's plans, the Corporation's obligations under this Section

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          5(c)(iii) shall be reduced to the extent comparable benefits are actually received by you during the twelve (12) month period following your termination, and any such benefits actually received by you shall be reported to the Corporation. In the event you are ineligible under the terms of such benefit plans or programs to continue to be so covered, in such event, the Corporation shall provide you with substantially equivalent coverage through other sources or will provide you with a lump sum payment in such amount that, after all taxes on that amount, shall be equal to the cost to you of providing yourself such benefit coverage. At the termination of the benefits coverage under the second preceding sentence, you, your spouse and your dependents shall be entitled to continuation coverage pursuant to section 4980B of the Internal Revenue Code of 1986, as amended (the "Code"), sections 601-608 of the Employee Retirement Income Security Act of 1974, as amended, and under any other applicable law, to the extent required by such laws, as if you had terminated employment with the Corporation on the date such benefits coverage terminates. The lump sum shall be determined on a present value basis using the interest rate provided in section 1274(b)(2)(B) of the Code on the Date of Termination.

                    (iv) you shall be fully vested in your accrued benefits under any qualified or nonqualified pension, profit sharing, deferred compensation or supplemental plans maintained by the Corporation for your benefit, except to that the extent the acceleration of vesting of such benefits would violate any applicable law or require the Corporation to accelerate the vesting of the accrued benefits of all participants in such plan or plans, in which case the Corporation may elect to pay you a lump sum payment at the time specified in Section 5(d) in an amount equal to the value of such unvested accrued benefits in lieu of accelerating the vesting of your benefits, plus the Corporation shall pay you an amount equal to the amount the Corporation would have contributed to your account under the Corporations 401(k) plan as a matching contribution had you remained employed by the Corporation for three (3) years after your Date of Termination and had you made the maximum elected deferral contributions.

                    (v) the Corporation shall furnish you for six (6) years following the Date of Termination (without reference to whether the term of this Agreement continues in effect) with directors' and officers' liability insurance insuring you against insurable events which occur or have occurred while you were a director or officer of the Corporation, such insurance to have policy limits aggregating not less than the amount in effect immediately prior to the Change in Control, and otherwise to be in substantially the same form and to contain substantially the same terms, conditions and exceptions as the liability issuance policies provided for officers and directors of the Corporation in force from time to time, provided, however, that such terms, conditions and exceptions shall not be, in the aggregate,

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          materially less favorable to you than those in effect on the date hereof; provided, further, that if the aggregate annual premiums for such insurance at any time during such period exceed one hundred and fifty percent (150%) of the per annum rate of premium currently paid by the Corporation for such insurance, then the Corporation shall provide the maximum coverage that will then be available at an annual premium equal to one hundred and fifty percent (150%) of such rate;

                    (vi) in any situation where under applicable law the Corporation has the power to indemnify (or advance expenses to) you in respect of any judgments, fines, settlements, loss, cost or expense (including attorneys' fees) of any nature related to or arising out of your activities as an agent, employee, officer or director of the Corporation or in any other capacity on behalf of or at the request of the Corporation, the Corporation shall promptly on written request, indemnify (and advance expenses to) you to the fullest extent permitted by applicable law, including but not limited to making such findings and determinations and taking any and all such actions as the Corporation may, under applicable law, be permitted to have the discretion to take so as to effectuate such indemnification or advancement. Such agreement by the Corporation shall not be deemed to impair any other obligation of the Corporation respecting your indemnification otherwise arising out of this or any other agreement or promise of the Corporation or under any statute;

                    (vii) (1) anything in this Agreement to the contrary notwithstanding, if it shall be determined that any payment or distribution to you or for your benefit (whether paid or payable or distributed or distributable) pursuant to the terms of this Agreement or otherwise pursuant to or by reason of any other agreement, policy, plan, program or arrangement, including without limitation any stock option, stock appreciation right or similar right, or the lapse or termination of any restriction on or the vesting or exercisability of any of the foregoing (the "Payments") would be subject to the excise tax imposed by section 4999 of the Code by reason of being "contingent on a change in the ownership or control" of the Corporation, within the meaning of Section 280G of the Code or to any similar tax imposed by state or local law, or any interest or penalties with respect to such excise tax (such tax or taxes, together with any such interest or penalties, are collectively referred to as the "Excise Tax"), then you shall be entitled to receive from the Corporation an additional payment (the "Gross-Up Payment") in an amount such that the net amount of the Payments and the Gross-Up Payment retained by you after the calculation and deduction of all Excise Taxes (including any interest or penalties imposed with respect to such taxes) on the payment and all federal, state and local income tax, employment tax and Excise Tax (including any interest or penalties imposed with respect to such taxes) on the Gross-Up Payment provided for in this Section 5(c)(vii), and taking

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          into account any lost or reduced tax deductions on account of the
          Gross-Up Payment, shall be equal to the Payments;

                    (2) all determinations required to be made under this
          Section 5(c)(vii), including whether and when the Gross-Up Payment is required and the amount of such Gross-Up Payment, and the assumptions to be utilized in arriving at such determinations shall be made by the Accountants (as defined below) which shall provide you and the Corporation with detailed supporting calculations with respect to such Gross-Up Payment within fifteen (15) business days of the receipt of notice from you or the Corporation that there you have received or will receive a Payment. For purposes of making the determinations and calculations required herein, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Section 280G and 4999 of the Code, provided that the Accountant's determinations must be made on the basis of "substantial authority" (within the meaning of Section 6662 of the Code). For the purposes of this Section 5(c)(vii), the "Accountants" shall mean the Corporation's independent certified public accountants serving immediately prior to the Change in Control. In the event that the Accountants are also serving as accountant or auditor for the individual, entity or group effecting the Change in Control, you shall appoint another nationally recognized public accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accountants hereunder). All fees and expenses of the Accountants shall be borne solely by the Corporation.

                    (3) for the purposes of determining whether any of the Payments will be subject to the Excise Tax and the amount of such Excise Tax, such Payments will be treated as "parachute payments" within the meaning of section 280G of the Code, and all "parachute payments" in excess of the "base amount" (as defined under section 280G(b)(3) of the Code) shall be treated as subject to the Excise Tax, unless and except to the extent that in the opinion of the Accountants such Payments (in whole or in part) either do not constitute "parachute payments" or represent reasonable compensation for services actually rendered (within the meaning of section 280G(b)(4) of the Code) in excess of the "base amount," or such "parachute payments" are otherwise not subject to such Excise Tax. For purposes of determining the amount of the Gross-Up Payment you shall be deemed to pay Federal income taxes at the highest applicable marginal rate of Federal income taxation for the calendar year in which the Gross-Up Payment is to be made and to pay any applicable state and local income taxes at the highest applicable marginal rate of taxation for the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in Federal income taxes which could be obtained from the deduction of such state or local

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          taxes if paid in such year (determined without regard to limitations on deductions based upon the amount of your adjusted gross income); and to have otherwise allowable deductions for Federal, state and local income tax purposes at least equal to those disallowed because of the inclusion of the Gross-Up Payment in your adjusted gross income. To the extent practicable, any Gross-Up Payment with respect to any Payment shall be paid by the Corporation at the time you are entitled to receive the Payments and in no event will any Gross-Up Payment be paid later than five days after the receipt by you of the Accountant's determination. Any determination by the Accountants shall be binding upon the Corporation and you.

                    (4)  as a result of uncertainty in the application of
          section 4999 of the Code at the time of the initial determination by the Accountants hereunder, it is possible that the Gross-Up Payment made will have been an amount less than the Corporation should have paid pursuant to this Section 5(c)(vii) (the "Underpayment"). In the event that the Corporation exhausts its remedies pursuant to Section 5(c)(vii)(3) and you are required to make a payment of any Excise Tax, the Underpayment shall be promptly paid by the Corporation to or for your benefit;

                    (5) you and the Corporation shall each provide the Accountants access to and copies of any books, records and documents in the possession of the Corporation or you, as the case may be, reasonably requested by the Accountants, and otherwise cooperate with the Accountants in connection with the preparation and issuance of the determination contemplated by this Section 5(c)(vii); and

                    (6) you shall notify the Corporation in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Corporation of the Gross-Up Payment. Such notification shall be given as soon as practicable after you are informed in writing of such claim and shall apprise the Corporation of the nature of such claim and the date on which such claim is requested to be paid. You shall not pay such claim prior to the expiration of the 30-day period following the date on which you give such notice to the Corporation (or such shorter period ending on the date that any payment of taxes, interest and/or penalties with respect to such claim is due). If the Corporation notifies you in writing prior to the expiration of such period that it desires to contest such claim, you shall:

                         (A) give the Corporation any information reasonably requested by the Corporation relating to such claim;

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                         (B)  take such action in connection with contesting
               such claim as the Corporation shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Corporation;

                         (C) cooperate with the Corporation in good faith in order to effectively contest such claim; and

                         (D) permit the Corporation to participate in any proceedings relating to such claims;

          provided, however, that the Corporation shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify you for and hold you harmless from, on an after-tax basis, any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of all related costs and expenses. Without limiting the foregoing provisions of this
          Section 5(c)(vii), the Corporation shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct you to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and you agree to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Corporation shall determine; provided, however, that if the Corporation directs you to pay such claim and sue for a refund, the Corporation shall advance the amount of such payment to you, on an interest-free basis, and shall indemnify you for and hold you harmless from, on an after-tax basis, any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance (including as a result of any forgiveness by the Corporation of such advance); provided, further, that any extension of the statute of limitations relating to the payment of taxes for the taxable year of you with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Corporation's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and you shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority;

          (d) The payments provided for in Sections 5(c)(i), (ii) and (iii) shall be made not later than the fifth day following the Date of Termination; provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Corporation shall pay to you on such day an estimate, as determined in good faith by the Corporation, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Corporation to you, payable on the fifth day after demand by the Corporation (together with interest at the rate provided in section 1274(b)(2)(B) of the Code).

          (e) You shall not be required to mitigate the amount of any payment provided for in this Section 5 by seeking other employment or otherwise nor, except as provided in Section 5(c)(iii), shall the amount of any payment or benefit provided for in this Section 5 be reduced by any compensation earned by you as the result of employment by another employer or self-employment, by retirement benefits, by offset against any amount claimed to be owed by you to the Corporation, or otherwise.

          6.   Successors; Binding Agreement.
               -----------------------------

          (a) The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. Failure of the Corporation to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to terminate your employment and receive compensation from the Corporation in the same amount and on the same terms to which you would be entitled hereunder if you terminate your employment for Good Reason following a Change in Control, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. Unless expressly provided otherwise, "Corporation" as used herein shall mean the Corporation as defined in this Agreement and any successor to its business and/or assets as aforesaid.

          (b) This Agreement shall inure to the benefit of and be enforceable by you and your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder had you continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

          7.   Notice.  For the purpose of this Agreement, notices and all other
               ------
communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Corporation shall be directed to the attention of the Board with a copy to the Secretary of the Corporation, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

          8.   Confidentiality, Noncompetition and Non-Solicitation Covenants.
               --------------------------------------------------------------

          (a)  Confidentiality.  You hereby agree that commencing on the Date of
               ---------------
Termination, you shall not, directly or indirectly, disclose or make available to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, any Confidential Information (as defined below). You agree that, upon termination of your employment with the Corporation, all Confidential Information in your possession that is in written or other tangible form (together with all copies or duplicates thereof, including computer files) shall be returned to the Corporation and shall not be retained by you or furnished to any third party, in any form except as provided herein; provided, however, that you shall not be obligated to treat as confidential, or return to the Corporation copies of any Confidential Information that (i) was publicly known at the time of disclosure to you, (ii) becomes publicly known or available thereafter other than by any means in violation of this Agreement or any other duty owed to the Corporation by any person or entity, or (iii) is lawfully disclosed to you by a third party. As used in this Agreement, the term "Confidential Information" means: information disclosed to you or known by you as a consequence of or through your relationship with the Corporation, about the customers, employees, business methods, public relations methods, organization, procedures or finances, including, without limitation, information of or relating to customer lists, of the Corporation and its affiliates.

          (b)  Noncompetition.  You acknowledge and agree that your services
               --------------
pursuant to this Agreement are unique and extraordinary, and that you will have access to and control of Confidential Information of the Corporation which is vital to the success of the Corporation's business. You further acknowledge that because of your knowledge of the Corporation's Confidential Information it is unlikely that you could work for a competitor of the Corporation without divulging such confidential information. You further acknowledge that the business of the Corporation is national in scope and cannot be confined to any particular geographic area of the United States. For the foregoing reasons, and in consideration for the benefits offered by the Corporation under this Agreement, you hereby agree that (i) during the term of this Agreement and for a twelve (12) month period, commencing with your Date of Termination (collectively, the "Covenant Period"), you shall not accept employment nor engage as a consultant with a competitor of the Corporation in the health care real estate investment trust industry (a "Competitor") if such position would be comparable to a position you held at any time with the

Corporation and where you cannot satisfy the Corporation, in its reasonable judgement, that the new employer is prepared to and takes adequate steps to preclude and prevent inevitable disclosure of the Corporation's Confidential Information and (ii) that eligibility for severance payments and other benefits under this Agreement are contingent upon your agreement and compliance with the covenant as stated above in clause (i) of this Section 8(b). No further payments nor eligibility for benefits continuation will be available to your as of the date you commence employment/consulting in violation of these covenants. It is a specific condition of the Agreement that if you commence employment or engage as a consultant with a Competitor if such position would be comparable to a position you held at any time with the Corporation, you shall advise Competitor in writing of your obligations pursuant to this Agreement and specifically disclose all covenants contained in this Section 8. It is also a specific condition of this Agreement that so long as you are receiving any payments or benefits under this Agreement with respect to any type of termination, you shall be obligated to immediately notify the Corporation as to the specifics of the new position that you are planning to commence as an employee or consultant for a Competitor, and take affirmative steps to assure the Corporation that you will not divulge any of the Corporation's Confidential Information in your new employment or consulting arrangement.

          (c)  Non-Solicitation. You hereby agree that, for the period
               ----------------
commencing on the Date of Termination and terminating on the first anniversary thereof, you shall not, either on your own account or jointly with or as a manager, agent, officer, employee, consultant, partner, joint venturer, owner or shareholder or otherwise on behalf of any other person, firm or corporation, directly or indirectly solicit or attempt to solicit away from the Corporation any of its officers or employees or offer employment to any person who, on or during the six (6) months immediately preceding the date of such solicitation or offer, is or was an officer or employee of the Corporation; provided, however, that a general advertisement to which an employee of the Corporation responds shall in no event be deemed to result in a breach of this Section 8(c).

          9.   Governing Law; Venue.  The validity, interpretation, construction
               --------------------
and performance of this Agreement shall be governed on a non-exclusive basis by the laws of the State of California without giving effect to its conflicts of laws rules. For purposes of jurisdiction and venue, the Corporation hereby consents to jurisdiction and venue in any suit, action or proceeding with respect to this Agreement in any court of competent jurisdiction in the state in which you reside at the commencement of such suit, action or proceeding and waives any objection, challenge or dispute as to such jurisdiction or venue being proper.

          10.  Joint and Several Liability. Any successors or assigns shall be
               ---------------------------
jointly and severally liable with the Corporation under this Agreement.

          11.  Miscellaneous.  No provision of this Agreement may be modified,
               -------------
waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law. Any obligations of the Corporation under Sections 5 and 6 shall survive the expiration of the term of this Agreement. The section headings contained in this Agreement are for convenience only, and shall not affect the interpretation of this Agreement.

          12.  Severability.  The invalidity or unenforceability of any
               ------------
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

          13.  Counterparts.  This Agreement may be executed in several
               ------------
counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

          14.  Arbitration; Dispute Resolution, Etc.
               ------------------------------------

          (a)  Arbitration Procedure. Any disagreement, dispute, controversy or
               ---------------------
claim arising out of or relating to this Agreement or the interpretation of this Agreement or any arrangements relating to this Agreement or contemplated in this Agreement or the breach, termination or invalidity thereof shall be settled by final and binding arbitration administered by the JAMS/Endispute in Los Angeles, California in accordance with its then existing JAMS/Endispute Arbitration Rules and Procedures for Employment Disputes. In the event of such an arbitration proceeding, you and the Corporation shall select a mutually acceptable neutral arbitrator from among the JAMS/Endispute panel of arbitrators. In the event you and the Corporation cannot agree on an arbitrator, the Administrator of JAMS/Endispute will appoint an arbitrator. Neither you nor the Corporation nor the arbitrator shall disclose the existence, content, or results of any arbitration hereunder without the prior written consent of all parties. Except as provided herein, the Federal Arbitration Act shall govern the interpretation, enforcement and all proceedings under this Section 14. The arbitrator shall apply the substantive law (and the law of remedies, if applicable) of the state of California, or federal law, or both, as applicable and the arbitrator is without jurisdiction to apply any different substantive law. The arbitrator shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure. The arbitrator shall render an award and a written, reasoned opinion in support thereof. Judgment upon the award may be entered in any court having jurisdiction thereof. The Corporation shall pay all fees and expenses of the Arbitrator regardless of the result and shall provide all witnesses and evidence reasonably required by you to present your case.

          (b)  Compensation During Dispute, Etc.  Your compensation during any
               --------------------------------
disagreement, dispute, controversy, claim, suit, action or proceeding (collectively, a "Dispute") arising out of or relating to this Agreement or the interpretation of this Agreement shall be as follows:

          If there is a termination by the Corporation followed by a Dispute as to whether you are entitled to the payments and other benefits provided under this Agreement, then, during the period of that Dispute the Corporation shall pay you fifty percent (50%) of the amount specified in Sections 5(c)(i) and 5(c)(ii) hereof, and the Corporation shall provide you with the other benefits provided in Section 5(c) of this Agreement, if, but only if, you agree in writing that if the Dispute is resolved against you, you shall promptly refund to the Corporation all payments you receive under Sections 5(c)(i) and 5(c)(ii) of this Agreement plus interest at the rate provided in Section 1274(d) of the Code, compounded quarterly. If the Dispute is resolved in your favor, promptly after resolution of the dispute the Corporation shall pay you the sum that was withheld during the period of the Dispute plus interest at the rate provided in
Section 1274(d) of the Code, compounded quarterly.

          (c)  Legal Fees. In addition to all other amounts payable to you under
               ----------
this Agreement, the Corporation shall pay to you all legal fees and expenses incurred by you in connection with any Dispute arising out of or relating to this Agreement or the interpretation thereof (including, without limitation, all such fees and expenses, if any, incurred in contesting or disputing any termination of your employment or in seeking to obtain or enforce any right or benefit provided by this Agreement, or in connection with any tax audit or proceeding to the extent attributable to the application of section 4999 of the Code to any payment or benefit provided hereunder), regardless of the outcome of such proceeding; provided, however, that in the event you commence such action, you shall not be entitled to recover such fees and costs if the court determines that you brought the claim in bad faith or the claim was frivolous. Any attorney's fees incurred by you shall be paid by the Corporation in advance of the final disposition of such action or challenge, as such fees and expenses are incurred; provided, however, that you agree to repay such amounts, net of any income taxes paid or payable by you with respect to such amounts, if such amounts are incurred in connection with an action commenced by you if it is ultimately determined by the court that you brought such action in bad faith or the claim was frivolous.

          15.  At-Will Employment.  Nothing in the foregoing diminishes or
               ------------------
alters the Corporation's policy of at-will employment for all employees, where both the Corporation and you may terminate the employment relationship at any time and for any reason, with or without cause or notice.

          16.  Entire Agreement.  This Agreement sets forth the entire agreement
               ----------------
of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto; and any prior agreement of the parties hereto in respect of the subject matter contained herein, including, without limitation, any prior severance agreements, is hereby terminated and cancelled. Any of your rights hereunder shall be in addition to any rights you may otherwise have under benefit plans or agreements of the Corporation to which you are a party or in which you are a participant, including, but not limited to, any Corporation sponsored employee benefit plans and stock options plans. Provisions of this Agreement shall not in any way abrogate your rights under such other plans and agreements.

          If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Corporation the enclosed copy of this letter, which shall then constitute our agreement on this subject.


                                        Sincerely,

                                        HEALTH CARE PROPERTY INVESTORS, INC.



                                        By:______________________________
                                           Kenneth B. Roath
                                           Chairman, President and
                                           Chief Executive Officer


Agreed to this 16/th/ day
of October, 2000.


___________________________

                               October 16, 2000


          Health Care Property Investors, Inc. (the "Corporation") considers it essential to the best interests of its shareholders to foster the continuous employment of key management personnel. In connection with this, the Corporation's Board of Directors (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Corporation may exist and that the uncertainty and questions that it may raise among management could result in the departure or distraction of management personnel to the detriment of the Corporation and its shareholders.

          The Board has decided to reinforce and encourage the continued attention and dedication of members of the Corporation's management, including yourself, to their assigned duties without the distraction arising from the possibility of a change in control of the Corporation.

          In order to induce you to remain in its employ, the Corporation hereby agrees that after this letter agreement (this "Agreement") has been fully executed, you shall receive the severance benefits set forth in Section 5 of this Agreement in the event your employment with the Corporation is terminated under the circumstances described in Section 4 of this Agreement subsequent to a Change in Control (as defined in Section 2). Upon the full execution of this Agreement, any prior severance agreement between you and the Corporation shall terminate and be of no further effect.
          ----------------------------

          17.  Term of Agreement.  This Agreement shall commence on the date
               -----------------
hereof and shall continue in effect through December 31, 2003; provided, however, that commencing on January 1, 2001 and on each January 1 thereafter, the term of this Agreement shall automatically be extended for one additional year unless, not later than September 30 of the preceding year, the Corporation shall have given notice that it does not wish to extend this Agreement; provided, further, that if a Change in Control (as defined in Section 2), occurs during the original or any extended term of this Agreement, the term of this Agreement shall continue in effect for a period of not less than thirty-six (36) months beyond the month in which such Change in Control occurred.

          18.  Change in Control.
               -----------------

          No benefits shall be payable under Section 4 of this Agreement unless there has been a Change in Control. For purposes of this Agreement, a Change in Control shall be deemed to occur if:

          (a) any Person (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) is or becomes the Beneficial Owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities ("Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (a), the following shall not constitute a Change in
Control: (i) any acquisition by the Corporation or any corporation controlled by the Corporation, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (iii) any acquisition by a Person of 25% of the Outstanding Corporation Voting Securities as a result of an acquisition of common stock of the Corporation by the Corporation which, by reducing the number of shares of common stock of the Corporation outstanding, increases the proportionate number of shares beneficially owned by such Person to 25% or more of the Outstanding Corporation Voting Securities; provided, however, that if a Person shall become the beneficial owner of 25% or more of the Outstanding Corporation Voting Securities by reason of a share acquisition by the Corporation as described above and shall, after such share acquisition by the Corporation, become the beneficial owner of any additional shares of common stock of the Corporation, then such acquisition shall constitute a Change in Control.

          (b) during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with Corporation to effect a transaction described in Sections 2(a), (c) or (d)) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds (K) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (hereinafter referred to as "Continuing Directors"), cease for any reason to constitute at least a majority thereof;

          (c) the consummation by the Corporation of a merger or consolidation of Corporation with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66-K% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no Person acquires more than 25% of the combined voting power of the Corporation's then outstanding securities shall not constitute a Change in Control; or

          (d) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

          19.  Accelerated Vesting Upon a Change in Control.
               --------------------------------------------

          (a)  Restricted Stock.  Notwithstanding any provisions of the
               ----------------
Corporation's stock option plans, incentive plans, or other similar plans, the restricted period with respect to any restricted stock granted to you thereunder shall lapse and such shares shall be distributed to you immediately prior to the Change in Control, unless it would adversely affect the Corporation's ability to use pooling of interest accounting in a Change in Control transaction in which such accounting is intended to be used.

          (b)  Stock Options.  All outstanding options ("Options"), if any,
               -------------
granted to you under any of the Corporation's stock option plans, incentive plans, or other similar plans (or options substituted therefor covering the stock of a successor corporation) shall become fully vested and exercisable immediately prior to the Change in Control as to all shares of stock covered thereby, unless it would adversely affect the Corporation's ability to use pooling of interest accounting in a Change in Control transaction in which such accounting is intended to be used.

          20.  Termination Following Change in Control.
               ---------------------------------------

          (a)  General.  During the term of this Agreement, if any of the events
               -------
described in Section 2 constituting a Change in Control shall have occurred, you shall be entitled to the benefits provided in Section 5(c) upon the subsequent termination of your employment, provided that such termination occurs during the term of this Agreement and within the two (2) year period immediately following the date of such Change in Control, unless such termination is (i) because of your death, Disability (as defined in Section 4(b)) or pursuant to late, normal or early retirement under a pension plan (which may include a defined benefit plan or a defined contribution plan) sponsored by the Corporation, but only if such retirement occurs prior to a termination by the Corporation without Cause or by you for Good Reason (as defined in Section 4(d)), (ii) by the Corporation for Cause (as defined in Section 4(c)), or (iii) by you other than for Good Reason. In the event that you are entitled to such benefits, such benefits shall be paid notwithstanding the subsequent expiration of the term of this Agreement.

          (b)  Disability. If, as a result of your incapacity due to physical or
               ----------
mental illness, you shall have been absent from the full-time performance of your duties with the Corporation for six (6) consecutive months, and within thirty (30) days after written notice of termination is given you shall not have returned to the full-time performance of your duties, your employment may be terminated for "Disability."

          (c)  Cause. Termination by the Corporation of your employment for
               -----
"Cause" shall mean termination (i) upon your willful and continued failure to substantially perform your duties with the Corporation (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure after your issuance of a Notice of Termination (as defined in Section 4(f)) for Good Reason, after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties, (ii) upon your willful and continued failure to substantially follow and comply with the specific and lawful directives of the Board, as reasonably determined by the Board (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure after your issuance of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties, (iii) upon your willful commission of an act of fraud or dishonesty resulting in material economic or financial injury to the Corporation, or (iv) upon your willful engagement in illegal conduct or gross misconduct, in each case which is materially and demonstrably injurious to the Corporation. For purposes of this Section 4(c), no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you not in good faith. Notwithstanding the foregoing, you shall not be deemed terminated for Cause pursuant to Sections 4(c)(i), (ii) or (iv) hereof unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board (after reasonable notice to you, an opportunity for you, together with your counsel, to be heard before the Board and a reasonable opportunity to cure), finding that in the Board's good faith opinion you were guilty of conduct set forth above in this Section 4(c) and specifying the particulars thereof in reasonable detail.

          (d)  Good Reason. You shall be entitled to terminate your employment
               -----------
for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without your express written consent, the occurrence after a Change in Control of any of the following circumstances unless, in the case of Sections 4(d)(i),
(v), (vi), or (vii), such circumstances are fully corrected (provided such circumstances are capable of correction) prior to the Date of Termination (as defined in Section 4(g)) specified in the Notice of Termination given in respect thereof:

               (i) the assignment to you of any duties inconsistent with the position in the Corporation that you held immediately prior to the Change in Control, a significant adverse alteration in the nature or status of your responsibilities or the conditions of your employment from those in effect immediately prior to such Change in Control, or any other action by the Corporation that results in a material diminution in your position, authority, duties or responsibilities;

               (ii) the Corporation's reduction of your annual base salary as in effect on the date hereof or as the same may be increased from time to time;

               (iii) the relocation of the Corporation's offices at which you are principally employed immediately prior to the date of the Change in Control (your "Principal Location") to a location more than thirty (30) miles from such location, or the Corporation's requiring you, without your written consent, to be based anywhere other than your Principal Location, except for required travel on the Corporation's business to an extent substantially consistent with your present business travel obligations;

               (iv) the Corporation's failure to pay to you any portion of your current compensation or to pay to you any portion of an installment of deferred compensation under any deferred compensation program of the Corporation within seven (7) days of the date such compensation is due;

               (v) the Corporation's failure to continue in effect any material compensation or benefit plan in which you participate immediately prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the Corporation's failure to continue your participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed at the time of the Change in Control;

               (vi) the Corporation's failure to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 6 hereof; or

               (vii) any purported termination of your employment that is not effected pursuant to a Notice of Termination satisfying the requirements of
     Section 4(f) hereof (and, if applicable, the requirements of Section 4(c) hereof), which purported termination shall not be effective for purposes of this Agreement.

Your right to terminate your employment pursuant to this Section 4(d) shall not be affected by your incapacity due to physical or mental illness. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder. Any good faith determination by you that Good Reason exists shall be presumed correct and shall be binding upon the Corporation.

          (e)  Voluntary Termination. You shall be entitled to voluntarily
               ---------------------
terminate your employment for any reason or no reason at any time after a Change in Control.

          (f)  Notice of Termination. Any purported termination of your
               ---------------------
employment by the Corporation or by you (other than termination due to death which shall terminate your employment automatically) shall be communicated by written Notice of Termination to the other party hereto in accordance with
Section 7. "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

          (g)  Date of Termination, Etc. "Date of Termination" shall mean (a) if
               ------------------------
your employment is terminated due to your death, the date of your death; (b) if your employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such thirty (30)-day period), and (c) if your employment is terminated pursuant to Section 4(c), Section 4(d) or Section 4(e) or for any other reason (other than death or Disability), the date specified in the Notice of Termination (which, in the case of a termination for Cause shall not be less than thirty (30) days from the date such Notice of Termination is given, and in the case of a termination for Good Reason shall not be less than fifteen (15) nor more than sixty (60) days from the date such Notice of Termination is given). Notwithstanding anything to the contrary contained in this Section 4(g), if within fifteen (15) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, or otherwise; provided, however, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence.

          21.  Compensation Upon Termination or During Disability Following A
               --------------------------------------------------------------
               Change in Control.
               -----------------

          Following a Change in Control during the term of this Agreement, you shall be entitled to the benefits described below during a period of disability, or upon termination of your employment, as the case may be, provided that such period or termination occurs during the term of this Agreement and within the two (2) year period immediately following the date of such Change in Control. The benefits to which you are entitled, subject to the terms and conditions of this Agreement, are:

          (a) During any period during which you fail to perform your full-time duties with the Corporation as a result of incapacity due to physical or mental illness, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with all compensation payable to you under the Corporation's disability plan or program or other similar plan during such period, until this Agreement is terminated pursuant to Section 4(b) hereof. Thereafter, or in the event your employment is terminated by reason of your death, your benefits shall be determined under the Corporation's retirement, insurance and other compensation programs then in effect in accordance with the terms of such programs.

          (b) If your employment shall be terminated by the Corporation for Cause or by you other than for Good Reason , the Corporation shall pay you
(i) your full base salary, when due, through the Date of Termination at the rate in effect at the time Notice of Termination is given, (ii) the unpaid portion, if any, of any annual bonus, plus an amount equal to your annual bonus, pro rated from January 1 of the termination year through the Date of Termination, and (iii) all other amounts to which you are entitled under any compensation plan of the Corporation at the time such payments are due, and the Corporation shall have no further obligations to you under this Agreement.

          (c) If your employment by the Corporation shall be terminated by you for Good Reason or by the Corporation other than for Cause or Disability, then you shall be entitled to the benefits provided below:

                    (i) the Corporation shall pay to you (1) your full base salary, when due, through the Date of Termination at the rate in effect at the time Notice of Termination is given, at the time specified in Section 5(d), (2) the unpaid portion, if any, of any annual bonus, plus an amount equal to your annual bonus, pro rated from January 1 of the termination year through the Date of Termination, and (2) all other amounts to which you are entitled under any compensation plan of the Corporation at the time such payments are due;

                    (ii) in lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Corporation shall pay as severance pay to you, at the time specified in Section 5(d), a lump sum severance payment equal to the sum of two and a half (2.5) times your annual base salary as in effect as of the Date of Termination or immediately prior to the Change in Control, whichever is greater, and two and a half (2.5) times your targeted annual bonus as in effect as of the Date of Termination or the highest annual bonus received by you in the three (3) years immediately prior to the Change in Control, whichever is greater;

                    (iii) for a period of two and a half (2.5) years, the Corporation shall continue to provide you and your eligible family members, based on the cost sharing arrangement between you and the Corporation on the date of the Change in Control, with medical and dental health benefits at least equal to those which would have been provided to you and them if your employment had not been terminated or, if more favorable to you, as in effect generally at any time thereafter, provided, however, that if you become re-employed with another employer and are eligible to receive medical and dental health benefits under another employer's plans, the Corporation's obligations under this Section 5(c)(iii) shall be reduced to the extent comparable benefits are actually received by you during the twelve (12) month period following your termination, and any such benefits actually received by you shall be reported to the Corporation. In the event you are ineligible under the terms of such benefit plans or programs to continue to be so covered, in such event, the Corporation shall provide you with substantially equivalent coverage through other sources or will provide you with a lump sum payment in such amount that, after all taxes on that amount, shall be equal to the cost to you of providing yourself such benefit coverage. At the termination of the benefits coverage under the second preceding sentence, you, your spouse and your dependents shall be entitled to continuation coverage pursuant to section 4980B of the Internal Revenue Code of 1986, as amended (the "Code"), sections 601-608 of the Employee Retirement Income Security Act of 1974, as amended, and under any other applicable law, to the extent required by such laws, as if you had terminated employment with the Corporation on the date such benefits coverage terminates. The lump sum shall be determined on a present value basis using the interest rate provided in section 1274(b)(2)(B) of the Code on the Date of Termination.

                    (iv) you shall be fully vested in your accrued benefits under any qualified or nonqualified pension, profit sharing, deferred compensation or supplemental plans maintained by the Corporation for your benefit, except to that the extent the acceleration of vesting of such benefits would violate any applicable law or require the Corporation to accelerate the vesting of the accrued benefits of all participants in such plan or plans, in which case the Corporation may elect to pay you a lump sum payment at the time specified in Section 5(d) in an amount equal to the value of such unvested accrued benefits in lieu of accelerating the vesting of your benefits, plus the Corporation shall pay you an amount equal to the amount the Corporation would have contributed to your account under the Corporations 401(k) plan as a matching contribution had you remained employed by the Corporation for two and a half (2.5) years after your Date of Termination and had you made the maximum elected deferral contributions.

                    (v) the Corporation shall furnish you for six (6) years following the Date of Termination (without reference to whether the term of this Agreement continues in effect) with directors' and officers' liability insurance insuring you against insurable events which occur or have occurred while you were a director or officer of the Corporation, such insurance to have policy limits aggregating not less than the amount in effect immediately prior to the Change in Control, and otherwise to be in substantially the same form and to contain substantially the same terms, conditions and exceptions as the liability issuance policies provided for officers and directors of the Corporation in force from time to time, provided, however, that such terms, conditions and exceptions shall not be, in the aggregate, materially less favorable to you than those in effect on the date hereof; provided, further, that if the aggregate annual premiums for such insurance at any time during such period exceed one hundred and fifty percent (150%) of the per annum rate of premium currently paid by the Corporation for such insurance, then the Corporation shall provide the maximum coverage that will then be available at an annual premium equal to one hundred and fifty percent (150%) of such rate;

                    (vi) in any situation where under applicable law the Corporation has the power to indemnify (or advance expenses to) you in respect of any judgments, fines, settlements, loss, cost or expense (including attorneys' fees) of any nature related to or arising out of your activities as an agent, employee, officer or director of the Corporation or in any other capacity on behalf of or at the request of the Corporation, the Corporation shall promptly on written request, indemnify (and advance expenses to) you to the fullest extent permitted by applicable law, including but not limited to making such findings and determinations and taking any and all such actions as the Corporation may, under applicable law, be permitted to have the discretion to take so as to effectuate such indemnification or advancement. Such agreement by the Corporation shall not be deemed to impair any other obligation of the Corporation respecting your indemnification otherwise arising out of this or any other agreement or promise of the Corporation or under any statute;

                    (vii) (1) anything in this Agreement to the contrary notwithstanding, if it shall be determined that any payment or distribution to you or for your benefit (whether paid or payable or distributed or distributable) pursuant to the terms of this Agreement or otherwise pursuant to or by reason of any other agreement, policy, plan, program or arrangement, including without limitation any stock option, stock appreciation right or similar right, or the lapse or termination of any restriction on or the vesting or exercisability of any of the foregoing (the "Payments") would be subject to the excise tax imposed by section 4999 of the Code by reason of being "contingent on a change in the ownership or control" of the Corporation, within the meaning of Section 280G of the Code or to any similar tax imposed by state or local law, or any interest or penalties with respect to such excise tax (such tax or taxes, together with any such interest or penalties, are collectively referred to as the "Excise Tax"), then you shall be entitled to receive from the Corporation an additional payment (the "Gross-Up Payment") in an amount such that the net amount of the Payments and the Gross-Up Payment retained by you after the calculation and deduction of all Excise Taxes (including any interest or penalties imposed with respect to such taxes) on the payment and all federal, state and local income tax, employment tax and Excise Tax (including any interest or penalties imposed with respect to such taxes) on the Gross-Up Payment provided for in this Section 5(c)(vii), and taking into account any lost or reduced tax deductions on account of the Gross-Up Payment, shall be equal to the Payments;

                           (2) all determinations required to be made under this
          Section 5(c)(vii), including whether and when the Gross-Up Payment is required and the amount of such Gross-Up Payment, and the assumptions to be utilized in arriving at such determinations shall be made by the Accountants (as defined below) which shall provide you and the Corporation with detailed supporting calculations with respect to such Gross-Up Payment within fifteen (15) business days of the receipt of notice from you or the Corporation that there you have received or will receive a Payment. For purposes of making the determinations and calculations required herein, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Section 280G and 4999 of the Code, provided that the Accountant's determinations must be made on the basis of "substantial authority" (within the meaning of Section 6662 of the Code). For the purposes of this Section 5(c)(vii), the "Accountants" shall mean the Corporation's independent certified public accountants serving immediately prior to the Change in Control. In the event that the Accountants are also serving as accountant or auditor for the individual, entity or group effecting the Change in Control, you shall appoint another nationally recognized public accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accountants hereunder). All fees and expenses of the Accountants shall be borne solely by the Corporation.

                           (3) for the purposes of determining whether any of the Payments will be subject to the Excise Tax and the amount of such Excise Tax, such Payments will be treated as "parachute payments" within the meaning of section 280G of the Code, and all "parachute payments" in excess of the "base amount" (as defined under section 280G(b)(3) of the Code) shall be treated as subject to the Excise Tax, unless and except to the extent that in the opinion of the Accountants such Payments (in whole or in part) either do not constitute "parachute payments" or represent reasonable compensation for services actually rendered (within the meaning of section 280G(b)(4) of the Code) in excess of the "base amount," or such "parachute payments" are otherwise not subject to such Excise Tax. For purposes of determining the amount of the Gross-Up Payment you shall be deemed to pay Federal income taxes at the highest applicable marginal rate of Federal income taxation for the calendar year in which the Gross-Up Payment is to be made and to pay any applicable state and local income taxes at the highest applicable marginal rate of taxation for the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in Federal income taxes which could be obtained from the deduction of such state or local taxes if paid in such year (determined without regard to limitations on deductions based upon the amount of your adjusted gross income); and to have otherwise allowable deductions for Federal, state and local income tax purposes at least equal to those disallowed because of the inclusion of the Gross-Up Payment in your adjusted gross income. To the extent practicable, any Gross-Up Payment with respect to any Payment shall be paid by the Corporation at the time you are entitled to receive the Payments and in no event will any Gross-Up Payment be paid later than five days after the receipt by you of the Accountant's determination. Any determination by the Accountants shall be binding upon the Corporation and you.

                           (4) as a result of uncertainty in the application of
          section 4999 of the Code at the time of the initial determination by the Accountants hereunder, it is possible that the Gross-Up Payment made will have been an amount less than the Corporation should have paid pursuant to this Section 5(c)(vii) (the "Underpayment"). In the event that the Corporation exhausts its remedies pursuant to Section 5(c)(vii)(3) and you are required to make a payment of any Excise Tax, the Underpayment shall be promptly paid by the Corporation to or for your benefit;

                           (5) you and the Corporation shall each provide the Accountants access to and copies of any books, records and documents in the possession of the Corporation or you, as the case may be, reasonably requested by the Accountants, and otherwise cooperate with the Accountants in connection with the preparation and issuance of the determination contemplated by this Section 5(c)(vii); and

                           (6) you shall notify the Corporation in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Corporation of the Gross-Up Payment. Such notification shall be given as soon as practicable after you are informed in writing of such claim and shall apprise the Corporation of the nature of such claim and the date on which such claim is requested to be paid. You shall not pay such claim prior to the expiration of the 30-day period following the date on which you give such notice to the Corporation (or such shorter period ending on the date that any payment of taxes, interest and/or penalties with respect to such claim is due). If the Corporation notifies you in writing prior to the expiration of such period that it desires to contest such claim, you shall:

                               (A) give the Corporation any information
               reasonably requested by the Corporation relating to such claim;

                               (B) take such action in connection with
               contesting such claim as the Corporation shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Corporation;

                               (C) cooperate with the Corporation in good faith
               in order to effectively contest such claim; and

                               (D) permit the Corporation to participate in any
               proceedings relating to such claims;

          provided, however, that the Corporation shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify you for and hold you harmless from, on an after-tax basis, any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of all related costs and expenses. Without limiting the foregoing provisions of this
          Section 5(c)(vii), the Corporation shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct you to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and you agree to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Corporation shall determine; provided, however, that if the Corporation directs you to pay such claim and sue for a refund, the Corporation shall advance the amount of such payment to you, on an interest-free basis, and shall indemnify you for and hold you harmless from, on an after-tax basis, any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance (including as a result of any forgiveness by the Corporation of such advance); provided, further, that any extension of the statute of limitations relating to the payment of taxes for the taxable year of you with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Corporation's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and you shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority;

          (d)       The payments provided for in Sections 5(c)(i), (ii) and
(iii) shall be made not later than the fifth day following the Date of Termination; provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Corporation shall pay to you on such day an estimate, as determined in good faith by the

Corporation, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Corporation to you, payable on the fifth day after demand by the Corporation (together with interest at the rate provided in section 1274(b)(2)(B) of the Code).

          (e) You shall not be required to mitigate the amount of any payment provided for in this Section 5 by seeking other employment or otherwise nor, except as provided in Section 5(c)(iii), shall the amount of any payment or benefit provided for in this Section 5 be reduced by any compensation earned by you as the result of employment by another employer or self-employment, by retirement benefits, by offset against any amount claimed to be owed by you to the Corporation, or otherwise.

          22.  Successors; Binding Agreement.
               -----------------------------

          (a) The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. Failure of the Corporation to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to terminate your employment and receive compensation from the Corporation in the same amount and on the same terms to which you would be entitled hereunder if you terminate your employment for Good Reason following a Change in Control, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. Unless expressly provided otherwise, "Corporation" as used herein shall mean the Corporation as defined in this Agreement and any successor to its business and/or assets as aforesaid.

          (b) This Agreement shall inure to the benefit of and be enforceable by you and your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder had you continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

          23.  Notice. For the purpose of this Agreement, notices and all other
               ------
communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Corporation shall be directed to the attention of the Board with a copy to the Secretary of the Corporation, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

          24.  Confidentiality, Noncompetition and Non-Solicitation Covenants.
               --------------------------------------------------------------

          (a)  Confidentiality.  You hereby agree that commencing on the Date of
               ---------------
Termination, you shall not, directly or indirectly, disclose or make available to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, any Confidential Information (as defined below). You agree that, upon termination of your employment with the Corporation, all Confidential Information in your possession that is in written or other tangible form (together with all copies or duplicates thereof, including computer files) shall be returned to the Corporation and shall not be retained by you or furnished to any third party, in any form except as provided herein; provided, however, that you shall not be obligated to treat as confidential, or return to the Corporation copies of any Confidential Information that (i) was publicly known at the time of disclosure to you, (ii) becomes publicly known or available thereafter other than by any means in violation of this Agreement or any other duty owed to the Corporation by any person or entity, or (iii) is lawfully disclosed to you by a third party. As used in this Agreement, the term "Confidential Information" means: information disclosed to you or known by you as a consequence of or through your relationship with the Corporation, about the customers, employees, business methods, public relations methods, organization, procedures or finances, including, without limitation, information of or relating to customer lists, of the Corporation and its affiliates.

          (b)  Noncompetition. You acknowledge and agree that your services
               --------------
pursuant to this Agreement are unique and extraordinary, and that you will have access to and control of Confidential Information of the Corporation which is vital to the success of the Corporation's business. You further acknowledge that because of your knowledge of the Corporation's Confidential Information it is unlikely that you could work for a competitor of the Corporation without divulging such confidential information. You further acknowledge that the business of the Corporation is national in scope and cannot be confined to any particular geographic area of the United States. For the foregoing reasons, and in consideration for the benefits offered by the Corporation under this Agreement, you hereby agree that (i) during the term of this Agreement and for a twelve (12) month period, commencing with your Date of Termination (collectively, the "Covenant Period"), you shall not accept employment nor engage as a consultant with a competitor of the Corporation in the health care real estate investment trust industry (a "Competitor") if such position would be comparable to a position you held at any time with the Corporation and where you cannot satisfy the Corporation, in its reasonable judgement, that the new employer is prepared to and takes adequate steps to preclude and prevent inevitable disclosure of the Corporation's Confidential Information and (ii) that eligibility for severance payments and other benefits under this Agreement are contingent upon your agreement and compliance with the covenant as stated above in clause (i) of this Section 8(b). No further payments nor eligibility for benefits continuation will be available to your as of the date you commence employment/consulting in violation of these covenants. It is a specific condition of the Agreement that if you commence employment or engage as a consultant with a Competitor if such position would be comparable to a position you held at any time with the Corporation, you shall advise Competitor in writing of your obligations pursuant to this Agreement and specifically disclose all covenants contained in this Section 8. It is also a specific condition of this Agreement that so long as you are receiving any payments or benefits under this Agreement with respect to any type of termination, you shall be obligated to immediately notify the Corporation as to the specifics of the new position that you are planning to commence as an employee or consultant for a Competitor, and take affirmative steps to assure the Corporation that you will not divulge any of the Corporation's Confidential Information in your new employment or consulting arrangement.

          (c)  Non-Solicitation. You hereby agree that, for the period
               ----------------
commencing on the Date of Termination and terminating on the first anniversary thereof, you shall not, either on your own account or jointly with or as a manager, agent, officer, employee, consultant, partner, joint venturer, owner or shareholder or otherwise on behalf of any other person, firm or corporation, directly or indirectly solicit or attempt to solicit away from the Corporation any of its officers or employees or offer employment to any person who, on or during the six (6) months immediately preceding the date of such solicitation or offer, is or was an officer or employee of the Corporation; provided, however, that a general advertisement to which an employee of the Corporation responds shall in no event be deemed to result in a breach of this Section 8(c).

          25.  Governing Law; Venue. The validity, interpretation, construction
               --------------------
and performance of this Agreement shall be governed on a non-exclusive basis by the laws of the State of California without giving effect to its conflicts of laws rules. For purposes of jurisdiction and venue, the Corporation hereby consents to jurisdiction and venue in any suit, action or proceeding with respect to this Agreement in any court of competent jurisdiction in the state in which you reside at the commencement of such suit, action or proceeding and waives any objection, challenge or dispute as to such jurisdiction or venue being proper.

          26.  Joint and Several Liability. Any successors or assigns shall be
               ---------------------------
jointly and severally liable with the Corporation under this Agreement.

          27.  Miscellaneous. No provision of this Agreement may be modified,
               -------------
waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law. Any obligations of the Corporation under Sections 5 and 6 shall survive the expiration of the term of this Agreement. The section headings contained in this Agreement are for convenience only, and shall not affect the interpretation of this Agreement.

          28.  Severability. The invalidity or unenforceability of any provision
               ------------
of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

          29.  Counterparts. This Agreement may be executed in several
               ------------
counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

          30.  Arbitration; Dispute Resolution, Etc.
               ------------------------------------

          (a)  Arbitration Procedure. Any disagreement, dispute, controversy or
               ---------------------
claim arising out of or relating to this Agreement or the interpretation of this Agreement or any arrangements relating to this Agreement or contemplated in this Agreement or the breach, termination or invalidity thereof shall be settled by final and binding arbitration administered by the JAMS/Endispute in Los Angeles, California in accordance with its then existing JAMS/Endispute Arbitration Rules and Procedures for Employment Disputes. In the event of such an arbitration proceeding, you and the Corporation shall select a mutually acceptable neutral arbitrator from among the JAMS/Endispute panel of arbitrators. In the event you and the Corporation cannot agree on an arbitrator, the Administrator of JAMS/Endispute will appoint an arbitrator. Neither you nor the Corporation nor the arbitrator shall disclose the existence, content, or results of any arbitration hereunder without the prior written consent of all parties. Except as provided herein, the Federal Arbitration Act shall govern the interpretation, enforcement and all proceedings under this Section 14. The arbitrator shall apply the substantive law (and the law of remedies, if applicable) of the state of California, or federal law, or both, as applicable and the arbitrator is without jurisdiction to apply any different substantive law. The arbitrator shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure. The arbitrator shall render an award and a written, reasoned opinion in support thereof. Judgment upon the award may be entered in any court having jurisdiction thereof. The Corporation shall pay all fees and expenses of the Arbitrator regardless of the result and shall provide all witnesses and evidence reasonably required by you to present your case.

          (b)  Compensation During Dispute, Etc.  Your compensation during any
               --------------------------------
disagreement, dispute, controversy, claim, suit, action or proceeding (collectively, a "Dispute") arising out of or relating to this Agreement or the interpretation of this Agreement shall be as follows:

          If there is a termination by the Corporation followed by a Dispute as to whether you are entitled to the payments and other benefits provided under this Agreement, then, during the period of that Dispute the Corporation shall pay you fifty percent (50%) of the amount specified in Sections 5(c)(i) and 5(c)(ii) hereof, and the Corporation shall provide you with the other benefits provided in Section 5(c) of this Agreement, if, but only if, you agree in writing that if the Dispute is resolved against you, you shall promptly refund to the Corporation all payments you receive under Sections 5(c)(i) and 5(c)(ii) of this Agreement plus interest at the rate provided in Section 1274(d) of the Code, compounded quarterly. If the Dispute is resolved in your favor, promptly after resolution of the dispute the Corporation shall pay you the sum that was withheld during the period of the Dispute plus interest at the rate provided in
Section 1274(d) of the Code, compounded quarterly.

          (c)  Legal Fees. In addition to all other amounts payable to you under
               ----------
this Agreement, the Corporation shall pay to you all legal fees and expenses incurred by you in connection with any Dispute arising out of or relating to this Agreement or the interpretation thereof (including, without limitation, all such fees and expenses, if any, incurred in contesting or disputing any termination of your employment or in seeking to obtain or enforce any right or benefit provided by this Agreement, or in connection with any tax audit or proceeding to the extent attributable to the application of section 4999 of the Code to any payment or benefit provided hereunder), regardless of the outcome of such proceeding; provided, however, that in the event you commence such action, you shall not be entitled to recover such fees and costs if the court determines that you brought the claim in bad faith or the claim was frivolous. Any attorney's fees incurred by you shall be paid by the Corporation in advance of the final disposition of such action or challenge, as such fees and expenses are incurred; provided, however, that you agree to repay such amounts, net of any income taxes paid or payable by you with respect to such amounts, if such amounts are incurred in connection with an action commenced by you if it is ultimately determined by the court that you brought such action in bad faith or the claim was frivolous.

          31.  At-Will Employment. Nothing in the foregoing diminishes or alters
               ------------------
the Corporation's policy of at-will employment for all employees, where both the Corporation and you may terminate the employment relationship at any time and for any reason, with or without cause or notice.

          32.  Entire Agreement. This Agreement sets forth the entire agreement
               ----------------
of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto; and any prior agreement of the parties hereto in respect of the subject matter contained herein, including, without limitation, any prior severance agreements, is hereby terminated and cancelled. Any of your rights hereunder shall be in addition to any rights you may otherwise have under benefit plans or agreements of the Corporation to which you are a party or in which you are a participant, including, but not limited to, any Corporation sponsored employee benefit plans and stock options plans. Provisions of this Agreement shall not in any way abrogate your rights under such other plans and agreements.

          If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Corporation the enclosed copy of this letter, which shall then constitute our agreement on this subject.

                                       Sincerely,

                                       HEALTH CARE PROPERTY INVESTORS, INC.


                                       By:______________________________
                                          Kenneth B. Roath
                                          Chairman, President and
                                          Chief Executive Officer


Agreed to this 16/th/ day
of October, 2000.



___________________________

                               October 16, 2000


          Health Care Property Investors, Inc. (the "Corporation") considers it essential to the best interests of its shareholders to foster the continuous employment of key management personnel. In connection with this, the Corporation's Board of Directors (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Corporation may exist and that the uncertainty and questions that it may raise among management could result in the departure or distraction of management personnel to the detriment of the Corporation and its shareholders.

          The Board has decided to reinforce and encourage the continued attention and dedication of members of the Corporation's management, including yourself, to their assigned duties without the distraction arising from the possibility of a change in control of the Corporation.

          In order to induce you to remain in its employ, the Corporation hereby agrees that after this letter agreement (this "Agreement") has been fully executed, you shall receive the severance benefits set forth in Section 5 of this Agreement in the event your employment with the Corporation is terminated under the circumstances described in Section 4 of this Agreement subsequent to a Change in Control (as defined in Section 2). Upon the full execution of this Agreement, any prior severance agreement between you and the Corporation shall terminate and be of no further effect.
          ----------------------------

          33.  Term of Agreement. This Agreement shall commence on the date
               -----------------
hereof and shall continue in effect through December 31, 2003; provided, however, that commencing on January 1, 2001 and on each January 1 thereafter, the term of this Agreement shall automatically be extended for one additional year unless, not later than September 30 of the preceding year, the Corporation shall have given notice that it does not wish to extend this Agreement; provided, further, that if a Change in Control (as defined in Section 2), occurs during the original or any extended term of this Agreement, the term of this Agreement shall continue in effect for a period of not less than thirty-six (36) months beyond the month in which such Change in Control occurred.

          34.  Change in Control. No benefits shall be payable under Section 4
               -----------------
of this Agreement unless there has been a Change in Control. For purposes of this Agreement, a Change in Control shall be deemed to occur if:

               (a) any Person (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) is or becomes the Beneficial Owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities ("Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (a), the following shall not constitute a Change in
Control: (i) any acquisition by the Corporation or any corporation controlled by the Corporation, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (iii) any acquisition by a Person of 25% of the Outstanding Corporation Voting Securities as a result of an acquisition of common stock of the Corporation by the Corporation which, by reducing the number of shares of common stock of the Corporation outstanding, increases the proportionate number of shares beneficially owned by such Person to 25% or more of the Outstanding Corporation Voting Securities; provided, however, that if a Person shall become the beneficial owner of 25% or more of the Outstanding Corporation Voting Securities by reason of a share acquisition by the Corporation as described above and shall, after such share acquisition by the Corporation, become the beneficial owner of any additional shares of common stock of the Corporation, then such acquisition shall constitute a Change in Control.

               (b) during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with Corporation to effect a transaction described in Sections 2(a), (c) or (d)) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds (K) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (hereinafter referred to as "Continuing Directors"), cease for any reason to constitute at least a majority thereof;

               (c) the consummation by the Corporation of a merger or consolidation of Corporation with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66-K% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no Person acquires more than 25% of the combined voting power of the Corporation's then outstanding securities shall not constitute a Change in Control; or

          (d) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

          35.  Accelerated Vesting Upon a Change in Control.
               --------------------------------------------

          (a)  Restricted Stock.  Notwithstanding any provisions of the
               -----------------
Corporation's stock option plans, incentive plans, or other similar plans, the restricted period with respect to any restricted stock granted to you thereunder shall lapse and such shares shall be distributed to you immediately prior to the Change in Control, unless it would adversely affect the Corporation's ability to use pooling of interest accounting in a Change in Control transaction in which such accounting is intended to be used.

          (b)  Stock Options.  All outstanding options ("Options"), if any,
               --------------
granted to you under any of the Corporation's stock option plans, incentive plans, or other similar plans (or options substituted therefor covering the stock of a successor corporation) shall become fully vested and exercisable immediately prior to the Change in Control as to all shares of stock covered thereby, unless it would adversely affect the Corporation's ability to use pooling of interest accounting in a Change in Control transaction in which such accounting is intended to be used.

          36.  Termination Following Change in Control.
               ---------------------------------------

          (a)  General.  During the term of this Agreement, if any of the events
               -------
described in Section 2 constituting a Change in Control shall have occurred, you shall be entitled to the benefits provided in Section 5(c) upon the subsequent termination of your employment, provided that such termination occurs during the term of this Agreement and within the two (2) year period immediately following the date of such Change in Control, unless such termination is (i) because of your death, Disability (as defined in Section 4(b)) or pursuant to late, normal or early retirement under a pension plan (which may include a defined benefit plan or a defined contribution plan) sponsored by the Corporation, but only if such retirement occurs prior to a termination by the Corporation without Cause or by you for Good Reason (as defined in Section 4(d)), (ii) by the Corporation for Cause (as defined in Section 4(c)), or (iii) by you other than for Good Reason. In the event that you are entitled to such benefits, such benefits shall be paid notwithstanding the subsequent expiration of the term of this Agreement.

          (b)  Disability. If, as a result of your incapacity due to physical or
               ----------
mental illness, you shall have been absent from the full-time performance of your duties with the Corporation for six (6) consecutive months, and within thirty (30) days after written notice of termination is given you shall not have returned to the full-time performance of your duties, your employment may be terminated for "Disability."

          (c)  Cause. Termination by the Corporation of your employment for
               -----
"Cause" shall mean termination (i) upon your willful and continued failure to substantially perform your duties with the Corporation (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure after your issuance of a Notice of Termination (as defined in Section 4(f)) for Good Reason, after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties, (ii) upon your willful and continued failure to substantially follow and comply with the specific and lawful directives of the Board, as reasonably determined by the Board (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure after your issuance of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties, (iii) upon your willful commission of an act of fraud or dishonesty resulting in material economic or financial injury to the Corporation, or (iv) upon your willful engagement in illegal conduct or gross misconduct, in each case which is materially and demonstrably injurious to the Corporation. For purposes of this Section 4(c), no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you not in good faith. Notwithstanding the foregoing, you shall not be deemed terminated for Cause pursuant to Sections 4(c)(i), (ii) or (iv) hereof unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board (after reasonable notice to you, an opportunity for you, together with your counsel, to be heard before the Board and a reasonable opportunity to cure), finding that in the Board's good faith opinion you were guilty of conduct set forth above in this Section 4(c) and specifying the particulars thereof in reasonable detail.

          (d)  Good Reason. You shall be entitled to terminate your employment
               -----------
for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without your express written consent, the occurrence after a Change in Control of any of the following circumstances unless, in the case of Sections 4(d)(i),
(v), (vi), or (vii), such circumstances are fully corrected (provided such circumstances are capable of correction) prior to the Date of Termination (as defined in Section 4(g)) specified in the Notice of Termination given in respect thereof:

               (i) the assignment to you of any duties inconsistent with the position in the Corporation that you held immediately prior to the Change in Control, a significant adverse alteration in the nature or status of your responsibilities or the conditions of your employment from those in effect immediately prior to such Change in Control, or any other action by the Corporation that results in a material diminution in your position, authority, duties or responsibilities;

               (ii) the Corporation's reduction of your annual base salary as in effect on the date hereof or as the same may be increased from time to time;

               (iii) the relocation of the Corporation's offices at which you are principally employed immediately prior to the date of the Change in Control (your "Principal Location") to a location more than thirty (30) miles from such location, or the Corporation's requiring you, without your written consent, to be based anywhere other than your Principal Location, except for required travel on the Corporation's business to an extent substantially consistent with your present business travel obligations;

               (iv) the Corporation's failure to pay to you any portion of your current compensation or to pay to you any portion of an installment of deferred compensation under any deferred compensation program of the Corporation within seven (7) days of the date such compensation is due;

               (v) the Corporation's failure to continue in effect any material compensation or benefit plan in which you participate immediately prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the Corporation's failure to continue your participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed at the time of the Change in Control;

               (vi) the Corporation's failure to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 6 hereof; or

               (vii) any purported termination of your employment that is not effected pursuant to a Notice of Termination satisfying the requirements of
     Section 4(f) hereof (and, if applicable, the requirements of Section 4(c) hereof), which purported termination shall not be effective for purposes of this Agreement.

Your right to terminate your employment pursuant to this Section 4(d) shall not be affected by your incapacity due to physical or mental illness. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder. Any good faith determination by you that Good Reason exists shall be presumed correct and shall be binding upon the Corporation.

          (e)  Voluntary Termination. You shall be entitled to voluntarily
               ---------------------
terminate your employment for any reason or no reason at any time after a Change in Control.

          (f)  Notice of Termination. Any purported termination of your
               ---------------------
employment by the Corporation or by you (other than termination due to death which shall terminate your employment automatically) shall be communicated by written Notice of Termination to the other party hereto in accordance with
Section 7. "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

          (g)  Date of Termination, Etc. "Date of Termination" shall mean (a) if
               ------------------------
your employment is terminated due to your death, the date of your death; (b) if your employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such thirty (30)-day period), and (c) if your employment is terminated pursuant to Section 4(c), Section 4(d) or Section 4(e) or for any other reason (other than death or Disability), the date specified in the Notice of Termination (which, in the case of a termination for Cause shall not be less than thirty (30) days from the date such Notice of Termination is given, and in the case of a termination for Good Reason shall not be less than fifteen (15) nor more than sixty (60) days from the date such Notice of Termination is given). Notwithstanding anything to the contrary contained in this Section 4(g), if within fifteen (15) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, or otherwise; provided, however, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence.

          5.   Compensation Upon Termination or During Disability Following
               ------------------------------------------------------------
               A Change in Control.
               -------------------

          Following a Change in Control during the term of this Agreement, you shall be entitled to the benefits described below during a period of disability, or upon termination of your employment, as the case may be, provided that such period or termination occurs during the term of this Agreement and within the two (2) year period immediately following the date of such Change in Control. The benefits to which you are entitled, subject to the terms and conditions of this Agreement, are:

          (a) During any period during which you fail to perform your full-time duties with the Corporation as a result of incapacity due to physical or mental illness, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with all compensation payable to you under the Corporation's disability plan or program or other similar plan during such period, until this Agreement is terminated pursuant to Section 4(b) hereof. Thereafter, or in the event your employment is terminated by reason of your death, your benefits shall be determined under the Corporation's retirement, insurance and other compensation programs then in effect in accordance with the terms of such programs.

          (b) If your employment shall be terminated by the Corporation for Cause or by you other than for Good Reason , the Corporation shall pay you (i) your full base salary, when due, through the Date of Termination at the rate in effect at the time Notice of Termination is given, (ii) the unpaid portion, if any, of any annual bonus, plus an amount equal to your annual bonus, pro rated from January 1 of the termination year through the Date of Termination, and
(iii) all other amounts to which you are entitled under any compensation plan of the Corporation at the time such payments are due, and the Corporation shall have no further obligations to you under this Agreement.

          (c) If your employment by the Corporation shall be terminated by you for Good Reason or by the Corporation other than for Cause or Disability, then you shall be entitled to the benefits provided below:

               (i) the Corporation shall pay to you (1) your full base salary, when due, through the Date of Termination at the rate in effect at the time Notice of Termination is given, at the time specified in Section 5(d), (2) the unpaid portion, if any, of any annual bonus, plus an amount equal to your annual bonus, pro rated from January 1 of the termination year through the Date of Termination, and (2) all other amounts to which you are entitled under any compensation plan of the Corporation at the time such payments are due;

               (ii) in lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Corporation shall pay as severance pay to you, at the time specified in Section 5(d), a lump sum severance payment equal to the sum of three (3) times your annual base salary as in effect as of the Date of Termination or immediately prior to the Change in Control, whichever is greater, and three (3) times your targeted annual bonus as in effect as of the Date of Termination or the highest annual bonus received by you in the three
          (3) years immediately prior to the Change in Control, whichever is greater;

               (iii) for a period of three (3) years, the Corporation shall continue to provide you and your eligible family members, based on the cost sharing arrangement between you and the Corporation on the date of the Change in Control, with medical and dental health benefits at least equal to those which would have been provided to you and them if your employment had not been terminated or, if more favorable to you, as in effect generally at any time thereafter, provided, however, that if you become re-employed with another employer and are eligible to receive medical and dental health benefits under another employer's plans, the Corporation's obligations under this Section 5(c)(iii) shall be reduced to the extent comparable benefits are actually received by you during the twelve (12) month period following your termination, and any such benefits actually received by you shall be reported to the Corporation. In the event you are ineligible under the terms of such benefit plans or programs to continue to be so covered, in such event, the Corporation shall provide you with substantially equivalent coverage through other sources or will provide you with a lump sum payment in such amount that, after all taxes on that amount, shall be equal to the cost to you of providing yourself such benefit coverage. At the termination of the benefits coverage under the second preceding sentence, you, your spouse and your dependents shall be entitled to continuation coverage pursuant to section 4980B of the Internal Revenue Code of 1986, as amended (the "Code"), sections 601-608 of the Employee Retirement Income Security Act of 1974, as amended, and under any other applicable law, to the extent required by such laws, as if you had terminated employment with the Corporation on the date such benefits coverage terminates. The lump sum shall be determined on a present value basis using the interest rate provided in section 1274(b)(2)(B) of the Code on the Date of Termination.

               (iv) you shall be fully vested in your accrued benefits under any qualified or nonqualified pension, profit sharing, deferred compensation or supplemental plans maintained by the Corporation for your benefit, except to that the extent the acceleration of vesting of such benefits would violate any applicable law or require the Corporation to accelerate the vesting of the accrued benefits of all participants in such plan or plans, in which case the Corporation may elect to pay you a lump sum payment at the time specified in Section 5(d) in an amount equal to the value of such unvested accrued benefits in lieu of accelerating the vesting of your benefits, plus the Corporation shall pay you an amount equal to the amount the Corporation would have contributed to your account under the Corporations 401(k) plan as a matching contribution had you remained employed by the Corporation for three (3) years after your Date of Termination and had you made the maximum elected deferral contributions.

               (v) the Corporation shall furnish you for six (6) years following the Date of Termination (without reference to whether the term of this Agreement continues in effect) with directors' and officers' liability insurance insuring you against insurable events which occur or have occurred while you were a director or officer of the Corporation, such insurance to have policy limits aggregating not less than the amount in effect immediately prior to the Change in Control, and otherwise to be in substantially the same form and to contain substantially the same terms, conditions and exceptions as the liability issuance policies provided for officers and directors of the Corporation in force from time to time, provided, however, that such terms, conditions and exceptions shall not be, in the aggregate, materially less favorable to you than those in effect on the date hereof; provided, further, that if the aggregate annual premiums for such insurance at any time during such period exceed one hundred and fifty percent (150%) of the per annum rate of premium currently paid by the Corporation for such insurance, then the Corporation shall provide the maximum coverage that will then be available at an annual premium equal to one hundred and fifty percent (150%) of such rate;

                    (vi) in any situation where under applicable law the Corporation has the power to indemnify (or advance expenses to) you in respect of any judgments, fines, settlements, loss, cost or expense (including attorneys' fees) of any nature related to or arising out of your activities as an agent, employee, officer or director of the Corporation or in any other capacity on behalf of or at the request of the Corporation, the Corporation shall promptly on written request, indemnify (and advance expenses to) you to the fullest extent permitted by applicable law, including but not limited to making such findings and determinations and taking any and all such actions as the Corporation may, under applicable law, be permitted to have the discretion to take so as to effectuate such indemnification or advancement. Such agreement by the Corporation shall not be deemed to impair any other obligation of the Corporation respecting your indemnification otherwise arising out of this or any other agreement or promise of the Corporation or under any statute;

                    (vii) if by reason of section 280G of the Code any payment or benefit received or to be received by you in connection with a Change in Control or the termination of your employment (whether payable pursuant to the terms of this Agreement ("Contract Payments") or any other plan, arrangements or agreement with the Corporation or an Affiliate (as defined below) (collectively with the Contract Payments, "Total Payments") would not be deductible (in whole or part) by the Corporation, an Affiliate or other person making such payment or providing such benefit, then the Severance Payment shall be reduced (to zero if necessary) and, if the Severance Payment is reduced to zero, other Contract Payments shall be reduced (to zero if necessary) and, if Contract Payments are reduced to zero, other Total Payments shall be reduced (to zero if necessary) until no portion of the Total Payments is not deductible by reason of section 280G of the Code. For purposes of this limitation, (a) no portion of the Total Payments the receipt or enjoyment of which you shall have effectively waived in writing prior to the date of payment of the Severance Payment shall be taken into account; (b) no portion of the Total Payments shall be taken into account which in the opinion of tax counsel selected by the Corporation's independent auditors and acceptable to you does not constitute a "parachute payment" within the meaning of section 280G(b)(2) of the Code (without regard to subsection (A)(ii) thereof);
          (c) the Severance Payment (and, thereafter, other Contract Payments and other Total Payments) shall be reduced only to the extent necessary so that the Total Payments in their entirety constitute reasonable compensation for services actually rendered within the meaning of section 280G(b)(4) of the Code, in the opinion of the tax counsel referred to in clause (b), and (d) the value of any noncash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the Corporation's independent auditors in accordance with the principles of sections 280G(d)(3) and (4) of the Code. For purposes of this
          Section 5(c)(vii), the term "Affiliate" means the Corporation's successors, any Person whose actions result in a Change in Control or any corporation affiliated (or which, as a result of the completion of the transactions causing a Change in Control shall become affiliated) with the Corporation within the meaning of section 1504 of the Code.

          (d)       The payments provided for in Sections 5(c)(i), (ii) and
(iii) shall be made not later than the fifth day following the Date of Termination; provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Corporation shall pay to you on such day an estimate, as determined in good faith by the Corporation, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Corporation to you, payable on the fifth day after demand by the Corporation (together with interest at the rate provided in section 1274(b)(2)(B) of the Code).

          (e) You shall not be required to mitigate the amount of any payment provided for in this Section 5 by seeking other employment or otherwise nor, except as provided in Section 5(c)(iii), shall the amount of any payment or benefit provided for in this Section 5 be reduced by any compensation earned by you as the result of employment by another employer or self-employment, by retirement benefits, by offset against any amount claimed to be owed by you to the Corporation, or otherwise.

          38.  Successors; Binding Agreement.
               -----------------------------

          (a) The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. Failure of the Corporation to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to terminate your employment and receive compensation from the Corporation in the same amount and on the same terms to which you would be entitled hereunder if you terminate your employment for Good Reason following a Change in Control, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. Unless expressly provided otherwise, "Corporation" as used herein shall mean the Corporation as defined in this Agreement and any successor to its business and/or assets as aforesaid.

          (b) This Agreement shall inure to the benefit of and be enforceable by you and your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder had you continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

          39.  Notice.  For the purpose of this Agreement, notices and all other
               ------
communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Corporation shall be directed to the attention of the Board with a copy to the Secretary of the Corporation, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

          40.  Confidentiality, Noncompetition and Non-Solicitation Covenants.
               --------------------------------------------------------------

          (a)  Confidentiality.  You hereby agree that commencing on the Date of
               ---------------
Termination, you shall not, directly or indirectly, disclose or make available to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, any Confidential Information (as defined below). You agree that, upon termination of your employment with the Corporation, all Confidential Information in your possession that is in written or other tangible form (together with all copies or duplicates thereof, including computer files) shall be returned to the Corporation and shall not be retained by you or furnished to any third party, in any form except as provided herein; provided, however, that you shall not be obligated to treat as confidential, or return to the Corporation copies of any Confidential Information that (i) was publicly known at the time of disclosure to you, (ii) becomes publicly known or available thereafter other than by any means in violation of this Agreement or any other duty owed to the Corporation by any person or entity, or (iii) is lawfully disclosed to you by a third party. As used in this Agreement, the term "Confidential Information" means: information disclosed to you or known by you as a consequence of or through your relationship with the Corporation, about the customers, employees, business methods, public relations methods, organization, procedures or finances, including, without limitation, information of or relating to customer lists, of the Corporation and its affiliates.

          (b)  Noncompetition.  You acknowledge and agree that your services
               --------------
pursuant to this Agreement are unique and extraordinary, and that you will have access to and control of

Confidential Information of the Corporation which is vital to the success of the Corporation's business. You further acknowledge that because of your knowledge of the Corporation's Confidential Information it is unlikely that you could work for a competitor of the Corporation without divulging such confidential information. You further acknowledge that the business of the Corporation is national in scope and cannot be confined to any particular geographic area of the United States. For the foregoing reasons, and in consideration for the benefits offered by the Corporation under this Agreement, you hereby agree that
(i) during the term of this Agreement and for a twelve (12) month period, commencing with your Date of Termination (collectively, the "Covenant Period"), you shall not accept employment nor engage as a consultant with a competitor of the Corporation in the health care real estate investment trust industry (a "Competitor") if such position would be comparable to a position you held at any time with the Corporation and where you cannot satisfy the Corporation, in its reasonable judgement, that the new employer is prepared to and takes adequate steps to preclude and prevent inevitable disclosure of the Corporation's Confidential Information and (ii) that eligibility for severance payments and other benefits under this Agreement are contingent upon your agreement and compliance with the covenant as stated above in clause (i) of this Section 8(b). No further payments nor eligibility for benefits continuation will be available to your as of the date you commence employment/consulting in violation of these covenants. It is a specific condition of the Agreement that if you commence employment or engage as a consultant with a Competitor if such position would be comparable to a position you held at any time with the Corporation, you shall advise Competitor in writing of your obligations pursuant to this Agreement and specifically disclose all covenants contained in this Section 8. It is also a specific condition of this Agreement that so long as you are receiving any payments or benefits under this Agreement with respect to any type of termination, you shall be obligated to immediately notify the Corporation as to the specifics of the new position that you are planning to commence as an employee or consultant for a Competitor, and take affirmative steps to assure the Corporation that you will not divulge any of the Corporation's Confidential Information in your new employment or consulting arrangement.

          (c)  Non-Solicitation.  You hereby agree that, for the period
               ----------------
commencing on the Date of Termination and terminating on the first anniversary thereof, you shall not, either on your own account or jointly with or as a manager, agent, officer, employee, consultant, partner, joint venturer, owner or shareholder or otherwise on behalf of any other person, firm or corporation, directly or indirectly solicit or attempt to solicit away from the Corporation any of its officers or employees or offer employment to any person who, on or during the six (6) months immediately preceding the date of such solicitation or offer, is or was an officer or employee of the Corporation; provided, however, that a general advertisement to which an employee of the Corporation responds shall in no event be deemed to result in a breach of this Section 8(c).

          41.  Governing Law; Venue.  The validity, interpretation, construction
               --------------------
and performance of this Agreement shall be governed on a non-exclusive basis by the laws of the State of California without giving effect to its conflicts of laws rules. For purposes of jurisdiction and venue, the Corporation hereby consents to jurisdiction and venue in any suit, action or proceeding with respect to this Agreement in any court of competent jurisdiction in the state in which you reside at the commencement of such suit, action or proceeding and waives any objection, challenge or dispute as to such jurisdiction or venue being proper.

          42.  Joint and Several Liability.  Any successors or assigns shall be
               ---------------------------
jointly and severally liable with the Corporation under this Agreement.

          43.  Miscellaneous.  No provision of this Agreement may be modified,
               -------------
waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law. Any obligations of the Corporation under Sections 5 and 6 shall survive the expiration of the term of this Agreement. The section headings contained in this Agreement are for convenience only, and shall not affect the interpretation of this Agreement.

          44.  Severability.  The invalidity or unenforceability of any
               ------------
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

          45.  Counterparts.  This Agreement may be executed in several
               ------------
counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

          46.  Arbitration; Dispute Resolution, Etc.
               ------------------------------------

          (a)  Arbitration Procedure.  Any disagreement, dispute, controversy or
               ---------------------
claim arising out of or relating to this Agreement or the interpretation of this Agreement or any arrangements relating to this Agreement or contemplated in this Agreement or the breach, termination or invalidity thereof shall be settled by final and binding arbitration administered by the JAMS/Endispute in Los Angeles, California in accordance with its then existing JAMS/Endispute Arbitration Rules and Procedures for Employment Disputes. In the event of such an arbitration proceeding, you and the Corporation shall select a mutually acceptable neutral arbitrator from among the JAMS/Endispute panel of arbitrators. In the event you and the Corporation cannot agree on an arbitrator, the Administrator of JAMS/Endispute will appoint an arbitrator. Neither you nor the Corporation nor the arbitrator shall disclose the existence, content, or results of any arbitration hereunder without the prior written consent of all parties. Except as provided herein, the Federal Arbitration Act shall govern the interpretation, enforcement and all proceedings under this Section 14. The arbitrator shall apply the substantive law (and the law of remedies, if applicable) of the state of California, or federal law, or both, as applicable and the arbitrator is without jurisdiction to apply any different substantive law. The arbitrator shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure. The arbitrator shall render an award and a written, reasoned opinion in support thereof. Judgment upon the award may be entered in any court having jurisdiction thereof. The Corporation shall pay all fees and expenses of the Arbitrator regardless of the result and shall provide all witnesses and evidence reasonably required by you to present your case.

          (b)  Compensation During Dispute, Etc.  Your compensation during any
               --------------------------------
disagreement, dispute, controversy, claim, suit, action or proceeding (collectively, a "Dispute") arising out of or relating to this Agreement or the interpretation of this Agreement shall be as follows:

          If there is a termination by the Corporation followed by a Dispute as to whether you are entitled to the payments and other benefits provided under this Agreement, then, during the period of that Dispute the Corporation shall pay you fifty percent (50%) of the amount specified in Sections 5(c)(i) and 5(c)(ii) hereof, and the Corporation shall provide you with the other benefits provided in Section 5(c) of this Agreement, if, but only if, you agree in writing that if the Dispute is resolved against you, you shall promptly refund to the Corporation all payments you receive under Sections 5(c)(i) and 5(c)(ii) of this Agreement plus interest at the rate provided in Section 1274(d) of the Code, compounded quarterly. If the Dispute is resolved in your favor, promptly after resolution of the dispute the Corporation shall pay you the sum that was withheld during the period of the Dispute plus interest at the rate provided in
Section 1274(d) of the Code, compounded quarterly.

          (c)  Legal Fees.  In addition to all other amounts payable to you
               ----------
under this Agreement, the Corporation shall pay to you all legal fees and expenses incurred by you in connection with any Dispute arising out of or relating to this Agreement or the interpretation thereof (including, without limitation, all such fees and expenses, if any, incurred in contesting or disputing any termination of your employment or in seeking to obtain or enforce any right or benefit provided by this Agreement, or in connection with any tax audit or proceeding to the extent attributable to the application of section 4999 of the Code to any payment or benefit provided hereunder), regardless of the outcome of such proceeding; provided, however, that in the event you commence such action, you shall not be entitled to recover such fees and costs if the court determines that you brought the claim in bad faith or the claim was frivolous. Any attorney's fees incurred by you shall be paid by the Corporation in advance of the final disposition of such action or challenge, as such fees and expenses are incurred; provided, however, that you agree to repay such amounts, net of any income taxes paid or payable by you with respect to such amounts, if such amounts are incurred in connection with an action commenced by you if it is ultimately determined by the court that you brought such action in bad faith or the claim was frivolous.

          47.  At-Will Employment.  Nothing in the foregoing diminishes or
               ------------------
alters the Corporation's policy of at-will employment for all employees, where both the Corporation and you may terminate the employment relationship at any time and for any reason, with or without cause or notice.

          48.  Entire Agreement.  This Agreement sets forth the entire agreement
               ----------------
of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto; and any prior agreement of the parties hereto in respect of the subject matter contained herein, including, without limitation, any prior severance agreements, is hereby terminated and cancelled. Any of your rights hereunder shall be in addition to any rights you may otherwise have under benefit plans or agreements of the Corporation to which you are a party or in which you are a participant, including, but not limited to, any Corporation sponsored employee benefit plans and stock options plans. Provisions of this Agreement shall not in any way abrogate your rights under such other plans and agreements.

          If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Corporation the enclosed copy of this letter, which shall then constitute our agreement on this subject.

                                   Sincerely,

                                   HEALTH CARE PROPERTY INVESTORS, INC.

                                   By:______________________________
                                      Kenneth B. Roath
                                      Chairman, President and
                                      Chief Executive Officer

Agreed to this 16/th/ day
of October, 2000.



___________________________

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